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                              FIFTH AMENDMENT TO

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

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                                     among



                       TEAM FLEET SERVICES CORPORATION,



                            TEAM RENTAL GROUP, INC.



                                      and



                                NBD BANK, N.A.








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                          DATED AS OF MARCH 28, 1996


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                              FIFTH AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT, dated as of the 28th day of March, 1996, is among TEAM FLEET SERVICES CORPORATION, TEAM RENTAL GROUP, INC.
and NBD BANK, N.A.  The parties agree as follows:

                                  WITNESSETH:

         WHEREAS, on January 12, 1995, the parties entered into a certain First Amended and Restated Credit Agreement, as amended May 23, 1995, July 11, 1995, December 29, 1995 and February 27, 1996 (the "Original Agreement"); and

         WHEREAS, the parties desire to further amend the Original Agreement as herein provided;

         NOW, THEREFORE, in consideration of the premises, and the promises herein contained, the parties agree that the Original Agreement shall be, and it hereby is, amended as follows:


                         PART I. AMENDATORY PROVISIONS

                                   SECTION 1

                                  DEFINITIONS

         1.1. Defined Terms.

                  (a) Section 1.1 of the Original Agreement is hereby amended by substituting the following new definitions in lieu of the existing like definitions:

                           "Floor Plan Line" means the secured floor plan revolving credit in the maximum principal amount of Forty-One Million Dollars ($41,000,000) from the date hereof to and including April 30, 1996, and Thirty-One Million Dollars ($31,000,000) on and after May 1, 1996, governed by this Agreement, including any renewal or extension thereof.

                           "Working Capital Line" means the secured working capital revolving credit in the maximum principal amount of Thirteen Million Dollars ($13,000,000) from the date hereof to and including April 30, 1996, and Seven Million Dollars ($7,000,000) on and after May 1, 1996, governed by this Agreement, including any renewal or extension thereof.

                                   SECTION 2

                                    CREDIT

         2.1. Commitments. Section 2.1 of the Original Agreement is hereby amended as follows:






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                  2.1.1.   Floor Plan Line.  Section 2.1.1 of the Original
         Agreement is hereby amended by substituting "April 30" in lieu of "March 31" in subparagraph (b) therein.

                  2.1.2. Working Capital Line. Section 2.1.2 of the Original Agreement is hereby amended by substituting "April 30" in lieu of "March 31" in subparagraph (b) therein.

                  2.1.3.   Letters of Credit.

                                    (a) Commitment. Section 2.1.3(a) of the
                           Original Agreement is hereby amended by
                           substituting "April 30" in lieu of "March 31" in subparagraph (ii) therein.

         2.4. Prepayment. Section 2.4 of the Original Agreement is hereby amended by substituting the following new Section 2.4.1A in lieu of the existing Section 2.4.1A and adding the following new
Section 2.4.1B:

                  2.4.1A. Mandatory Prepayment(Floor Plan Line). Notwithstanding any other provision of this Agreement, on or before April 30, 1996, Borrowers shall make principal payments in amounts sufficient that the outstanding principal balance of the Floor Plan Line shall not exceed Thirty-One Million Dollars ($31,000,000).

                  2.4.1B. Mandatory Prepayment(Working Capital Line). Notwithstanding any other provision of this Agreement, on or before April 30, 1996, Borrowers shall make principal payments in amounts sufficient that the outstanding principal balance of the Working Capital Line shall not exceed Seven Million Dollars ($7,000,000).

                          PART II. CONTINUING EFFECT

         Capitalized terms used herein and not specifically herein defined shall have the meanings ascribed to such terms in the Original Agreement. All other terms, conditions, representations, warranties and covenants contained in the Original Agreement shall remain the same and shall continue in full force and effect. In consideration hereof, the Borrowers represent and warrant that each representation and warranty set forth in the Original Agreement, as hereby amended, remains true and correct as of the date hereof, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and that, to its knowledge, there currently exists no offsets, counterclaims or defenses to the performance of the Obligations, nor, except as disclosed on Schedule 1 to the Original Agreement has there occurred any Default or Unmatured Default thereunder, and no Default or Unmatured Default, after giving effect to the transactions contemplated or otherwise covered by this Fifth Amendment, is or shall be occasioned thereby. The representations and warranties contained in the Original Agreement originally shall survive this Fifth Amendment in their original form, except as expressly herein modified, and shall survive as the continuing representations and warranties of the Borrowers, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date. Except as expressly herein provided, the Original Agreement and this Fifth Amendment shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this Fifth Amendment shall control. The parties each hereby agree to cooperate in all reasonable requests of each other party hereto, including, without limitation, the execution of financing statements and other documents, which the requesting party deems reasonable, necessary, appropriate or expedient to carry out the intents and purposes of this Fifth Amendment.


                        PART III. CONDITIONS PRECEDENT

         Notwithstanding anything contained in this Fifth Amendment to the contrary, the Bank shall have no obligation under this Fifth Amendment, and this Fifth Amendment shall not be effective, until each of the following conditions precedent have been fulfilled to the satisfaction of the Bank:

                  (a) Each of the conditions set forth in Section 6.2 of the Original Agreement shall have been satisfied;

                  (b) The Bank shall have received each of the following, in form and substance satisfactory to the Bank:

                           (i) The Loan Documents, as amended, including, without limitation, this Fifth Amendment, duly executed in the form approved by the Bank;

                           (ii) A duly executed certificate of the Secretary
                  or any Assistant Secretary of each Borrower (A) certifying as to attached copies of resolutions of the Boards of Directors of each Borrower authorizing the execution, delivery and performance, respectively, of the Loan Documents, as amended, and any other documents provided for in this Fifth Amendment to which the Borrowers are a party, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and ByLaws of the Borrowers, or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Bank; and

                           (iii) All reasonable expenses of the Bank, shall
                  have been reimbursed by the Borrowers, other than the Bank's closing attorneys' fees; and

                  (c) All legal matters incident to this Fifth Amendment shall be reasonably satisfactory to the Bank and its counsel.

         IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Fifth Amendment to be executed by their respective officers duly authorized as of the date first above written.

                              TEAM FLEET SERVICES CORPORATION



                              By:    Jeffrey Congdon
                                  ---------------------------------------


                              Its:   Chief Financial Officer
                                  ---------------------------------------


                              TEAM RENTAL GROUP, INC.



                              By:    Jeffrey Congdon
                                  ---------------------------------------


                              Its:   Chief Financial Officer
                                  ---------------------------------------


                              NBD BANK, N.A.



                              By:    Steven P. Clemens
                                  ---------------------------------------

                              Its:   Vice President
                                  ---------------------------------------